UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 24, 2025

TETRA Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	New York Stock Exchange
Preferred Share Purchase Right	NA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2025, Mark E. Baldwin informed the Board of Directors (the "Board") of TETRA Technologies, Inc. (the "Company") of his decision to retire from the Board at the end of his current term and not stand for re-election as a director at the Company's 2025 annual meeting of stockholders (the "2025 Annual Meeting"). Mr. Baldwin's current term will expire at the 2025 Annual Meeting. Mr. Baldwin will continue to serve as a director and as Chair of the Audit Committee of the Board until the 2025 Annual Meeting. Mr. Baldwin's decision to retire and not stand for re-election was not the result of any dispute or disagreement with the Company on any matter related to the Company’s operations, policies or practices.
Item 7.01 Regulation FD Disclosure

On March 25, 2025, the Company issued a press release announcing, among other things, Mr. Baldwin’s decision not to stand for re-election at the 2025 Annual Meeting and the Company’s plan to nominate Julie Sloat, the former Chair, President and CEO of American Electric Power Company, Inc., to stand for election to the Board at the 2025 Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information

The Company intends to file a proxy statement and a WHITE Proxy Card with the SEC in connection with the solicitation of proxies for the 2025 Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain the Company’s proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://ir.onetetra.com/Annual-Shareholder-Meeting.

Participant Information

The Company, its directors and certain of its executive officers (as set forth below) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non‑employee directors is set forth in the sections titled “Compensation of Executive Officers” and “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2024 Annual Meeting of Stockholders, filed on April 8, 2024 (the “2024 Definitive Proxy”), commencing on pages 60 and 74, respectively, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Beneficial Stock Ownership of Certain Stockholders and Management” in the 2024 Definitive Proxy on page 76 and is available here, and as updated in the filings referenced in the table below. Supplemental information regarding the holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, and as referenced in the table below, and such filings are available on the Company’s website at https://ir.onetetra.com/Annual-Shareholder-Meeting or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section titled “Beneficial Stock Ownership of Certain Stockholders and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Annual Meeting.

Directors
Name	Ownership	Date of Filing	Filing Type	Hyperlink
Mark E. Baldwin	307,919	5/29/2024	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218024004498/xslF345X05/primarydocument.xml

Thomas R. Bates, Jr., Ph.D.	505,373	5/29/2024	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218024004499/xslF345X05/primarydocument.xml

Christian A. Garcia	39,091	5/29/2024	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218024004500/xslF345X05/primarydocument.xml

John F. Glick (Chairman of the Board)	474,165	5/29/2024	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218024004502/xslF345X05/primarydocument.xml

Angela D. John	5,160	5/29/2024	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218024004496/xslF345X05/primarydocument.xml

Sharon Booth McGee	73,059	5/29/2024	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218024004501/xslF345X05/primarydocument.xml

Brady M. Murphy (President and Chief Executive Officer)	2,598,397	3/18/2025	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218025002543/xslF345X05/primarydocument.xml

Shawn D. Williams	99,444	5/29/2024	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218024004503/xslF345X05/primarydocument.xml

Certain Executive Officers
Name	Ownership	Date of Filing	Filing Type	Hyperlink
Elijio V. Serrano (Senior Vice President and Chief Financial Officer)	1,467,087	3/18/2025	Form 4	https://www.sec.gov/Archives/edgar/data/844965/000156218025002546/xslF345X05/primarydocument.xml

Item 9.01 Financial Statements and Exhibits

99.1	Press Release issued by TETRA Technologies, Inc., dated as of March 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Brady M. Murphy
Brady M. Murphy
President and
Chief Executive Officer

Date:	March 25, 2025
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